EXHIBIT 32(a)

The Dow Chemical Company and Subsidiaries

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Andrew N. Liveris, President, Chief Executive Officer and Chairman of the Board of The Dow Chemical Company (the “Company”), certify that:

1.               the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2007 as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ANDREW N. LIVERIS
Andrew N. Liveris
President, Chief Executive Officer and
Chairman of the Board
October 29, 2007

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